UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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☒	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2015

Commission File Number 001-35844
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Pinnacle Foods Inc.
(Exact name of registrant as specified in its charter)
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Delaware	35-2215019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

399 Jefferson Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 541-6620
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) On December 7, 2015, Mr. Prakash Melwani tendered his resignation as a member of the Board of Directors (the “Board”) of Pinnacle Foods Inc. (“the Company”), effective December 8, 2015. Mr. Melwani is a non-independent member of the Board, and he is currently a senior managing director at Blackstone, the Company’s former majority shareholder. Mr. Melwani is also the chief investment officer of Blackstone’s private equity group and Mr. Melwani chairs each of Blackstone’s investment committees. Mr. Melwani’s resignation is not in connection with any known disagreement with the Company.
(d) On December 7, 2015, the Board elected Mr. Mark Jung, consultant to ABRY Partners, a private equity firm, as an independent director of the Company, effective December 8, 2015. Mr. Jung will serve on the Board’s Audit Committee and Nominating and Corporate Governance Committee. The Company expects Mr. Jung to stand for election at the annual meeting of shareholders in 2018.
Mr. Jung’s compensation for his services as a director will be consistent with that of the Company’s other independent non-employee directors, except that he will receive a pro rata portion of the annual board member retainer for service on the Board (currently $80,000 per year). Additionally, Mr. Jung will also receive the Company’s annual Board equity award of restricted stock, pro-rated for Board service during the 2015 fiscal year, and representing the full annual equity award for Board service through the 2016 fiscal year (currently based on a grant date fair value of $150,000 per year) on the date of the Company’s 2016 annual shareholder meeting.
Other than the standard compensation arrangements described above, there are no arrangements or understandings between Mr. Jung and any other person pursuant to which he was elected as a director. Mr. Jung is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.
A copy of the press release issued by the Company to announce the election of Mr. Jung and the resignation of Mr. Melwani is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued by Pinnacle Foods Inc., dated December 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PINNACLE FOODS INC

By:	/s/ CRAIG STEENECK

Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer
Date:	December 8, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release issued by Pinnacle Foods Inc., dated December 8, 2015.